UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2017
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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers

On August 4, 2017 Zheng James Chen resigned from his position as the Registrant's Chief Financial Officer.  On August 4, 2017, the Board of Directors appointed Guoan Zhang to serve as the Registrant's  Chief Financial Officer,.   Mr. Zhang has been the Registrant's Senior Vice President of Finance since June 2010 and Chief Accounting Officer since March 2010. Mr. Zhang also served as the Registrant's Acting Chief Financial Officer from July 2012 to December 2014 and November 30, 2015 to January 27, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: August 4, 2017	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer